UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 E. 9th Street
Suite 1400
Austin, Texas 78701

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 19, 2024, CrowdStrike Holdings, Inc. (“we” or “us”) released a sensor configuration update for our Falcon sensor software that resulted in outages for a number of our customers utilizing certain Windows systems (the “event”).  The event was not caused by a cyberattack.

We urgently mobilized teams to support the security and stability of our customers.

Certain Windows systems that were online when the update was released at 4:09 UTC on July 19 were affected. We identified and isolated the issue and the update was reverted at 5:27 UTC. We continue to work with impacted customers to fully restore their systems. As part of that effort, we have provided remediation information through our customer support portal and published event-related updates accessible through our blog at www.crowdstrike.com/blog.

This is an evolving situation.  We continue to evaluate the impact of the event on our business and operations.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding our understanding of the event and its impacts.  A number of factors could cause outcomes to differ materially from our statements, including the discovery of new information regarding the event and other risks and uncertainties included in our filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q.  Accordingly, you should not rely on these forward-looking statements.  All forward-looking statements are based on information currently available to us, and we do not assume any obligation to update any statement to reflect changes in circumstances or our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: July 22, 2024	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer